UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2004

                            OREGON STEEL MILLS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                         1-9887              94-0506370
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission          (IRS Employer
 of incorporation)                   File Number)         Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                 97205
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)

                                 (503) 223-9228
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 1, 2004, the Corporation entered into updated Change of Control Agreements ("Agreements") with Messrs. Declusin, Adams, Rowan, Simon and certain other key employees ("Employees"). Under the Agreements, Change in Control continues to be defined to include, among other things, the transfer of 25% or more of the Corporation's voting securities to any person or entity other than the ESOP or the election of a majority of directors who were not nominated by the then current Board. The Agreements continue to provide, among other things, for severance compensation in the event that an Employee's employment is terminated by the employer without cause or by the Employee with good reason, all as defined in the Agreements, during the three-year period following a Change in Control. Severance compensation is to be calculated as the sum of (i) three times the combined total of the Employee's annual base salary plus bonus under the Annual Incentive Plan as of the date of termination or immediately prior to the Change in Control, whichever is greater; (ii) an amount equal to the lump sum present actuarial value of the excess, if any, of the normal retirement allowance to which the Employee would have been entitled under the Pension Plan, assuming that the Employee continued as an active vested participant under such plan, without change in his or her rate of annual pay, until the earlier of his or her 65th birthday or the tenth anniversary of the date of the Change in Control, over the normal retirement allowance to which the Employee is actually entitled under such plan as of the date of termination; and
(iii) group health benefits substantially similar to what the Employee was receiving immediately prior to the date of termination. In addition, the Corporation will pay an additional amount to the Employee to compensate for excise taxes the Employee is required to pay on "excess parachute payments." The Agreements include a provision requiring the Corporation to post a letter of credit for the benefit of the executive equal to the amount of the severance payments that would be due under the terms of the Agreement prior to the effective date of any Change in Control.

This summary is not intended to be a complete description of all of the terms of the Agreements. For further information, review the form of Change of Control Agreement and accompanying schedule to be filed as an exhibit to the Corporation's Form 10-K for the year ended December 31, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
--------------------------------------------------------------------------------
                                  (Registrant)



Date:     November 4, 2004             By:       /s/ Jeff S. Stewart
      -------------------------           --------------------------------
                                                Jeff S. Stewart
                                                Corporate Controller
                                                (Principal Accounting Officer)